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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  August 22, 2001
                                                         ---------------


                                 GENUITY INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        DELAWARE                       000-30837                74-2864824
        --------                      -----------               ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)

225 Presidential Way, Woburn, MA                                 01801
--------------------------------                                 -----
(Address of Principal Executive Offices)                       (Zip Code)



      Registrant's Telephone Number, including Area Code:  (781) 865-2000
                                                           --------------
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ITEM 9.   REGULATION FD DISCLOSURE

Today, August 22, 2001, Genuity Inc., a Delaware corporation, intends to hold an analyst breakfast meeting. At the meeting, company executives will review the company's managed hosting strategy, and give an update on current network infrastructure projects, including a reduction in capital expenditures from $1.4
- $1.5 billion to $1.2 - $1.25 billion achieved through continued efficiencies in its operations.

Genuity will be holding its analyst meeting at 9:00 am (EDT) on August 22, 2001. Individual investors may listen in on the meeting by dialing 212-346-0133 or via the web by going to http://www.genuity.com/investor.

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         GENUITY INC.


                                         By:    /s/ Daniel P. O'Brien
                                                ---------------------
                                         Name:   Daniel P. O'Brien
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


Date: August 22, 2001